Income Taxes	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Taxes
13. INCOME TAXES
Income Tax Provision
The income (loss) before taxes for Cayman and
Non-Cayman
entities is as follows:

	Year Ended December 31
	2020	2021	2022
	US$	US$	US$
Cayman	(17,067)	(22,847)	(39,449)
Non-Cayman	102,625	270,111	252,027

Income before taxes	85,558	247,264	212,578

The components of income tax provision (benefit) were as follows:

	Year Ended December 31
	2020	2021	2022
	US$	US$	US$
Current	6,479	49,005	42,594
Deferred	(667)	(1,743)	(2,526)

Income tax expense	5,812	47,262	40,068

Effective tax rate	6.8%	19.1%	18.8%
The Company’s business operations are primarily located in China, Hong Kong, Macau, Taiwan and the US, where statutory and effective tax rates in each jurisdiction are different, and our consolidated effective tax rate could change from period-to-period
due to changing statutory tax rates, availability of tax benefits and proportional income earned in each jurisdiction. The statutory tax rates in these jurisdictions range from 12 to

21%. For the year ended December 2020, the Company’s effective tax rate was 6.8%, lower than 19.1% and 18.8% in 2021 and 2022 due to changes in proportional income earned by operations in key jurisdictions. Recent changes in tax policies will result in higher effective tax rates for the Company beginning in 2021. Effective tax rates in each jurisdiction are generally lower than statutory rates due to tax credits for research and development and other tax incentive programs and are determined by different government policies in each of the jurisdictions where the Company operates.
The Company consists of a Cayman parent holding company with U.S. and other non-Cayman
operations. The applicable Cayman statutory rate is zero for the Company for 2020, 2021, and 2022. A reconciliation of its income tax expense at the statutory rate and provision for income tax is shown below:

	Year Ended December 31
	2020	2021	2022
	US$	US$	US$
Tax expense at Cayman statutory rate	—	—	—
Differences between Cayman and other statutory tax rates	5,286	48,322	38,696
Permanent differences	1,441	(10,625)	(3,377)
Temporary differences	(129)	(400)	(1,091)
Alternative minimum tax	1	1	1
Income tax on undistributed earnings	1,196	3,609	1,874
Net changes in income tax credit	20	1,261	(38)
Net changes in valuation allowance of deferred income tax assets	2,439	1,066	(302)
Net operating loss carryforwards	(1,180)	180	1,668
Liabilities related to unrealized tax benefits	(3,066)	5,877	11,036
Adjustment of prior years’ taxes and others	(196)	(2,029)	(8,399)

Income tax expense	5,812	47,262	40,068

Deferred and Current Income Taxes
Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts for income tax purposes.
Significant components of our deferred tax assets (liabilities) at the end of each period are as follows:

	December 31
	2021	2022
	US$	US$
Stock-based compensation	2,138	3,058
Allowance for sales return	365	1,000
Inventory reserve	1,918	2,428
Foreign currency translation	24	(48)
Property and equipment	(343)	(576)
Investment tax credits	3,251	3,290
Net operating loss carryforwards	18,654	18,057
Others	2,158	1,838
Valuation allowance	(21,807)	(20,163)

Net deferred tax assets	6,358	8,884

The valuation allowance shown in the table above relates to net operating loss carryforwards, tax credits and temporary differences for which the Company believes that realization is uncertain. Valuation allowance increased by US$
991 thousand for the year ended December 31, 2021 and decreased by US$1,644 thousand for the year ended December 31, 2022. The increase in valuation allowance in 2021 and decrease in valuation allowance in 2022 was primarily due to the uncertainty in generating sufficient taxable income in the future and utilization of operating loss carryforwards before they expire.
As of December 31, 2022, the Company’s U.S. federal net operating loss carryforwards for federal income tax purposes were approximately US$27,802 thousand as of December 31, 2022, expiring at various times starting from 2023 through 2037 for federal losses generated through December 31, 2017, if not utilized. As a result of the U.S. Tax Cuts and Jobs Act (TCJA), all federal net operating losses of US$13,002 thousand that are generated beginning January 1, 2018 and beyond will carryforward indefinitely.
As of December 31, 2022, the Company’s U.S. federal and state research and development tax credit carryforwards for federal and state income tax purposes were approximately US$1,948 thousand and US$1,342 thousand, respectively. If not utilized, the federal tax credit carryforwards will expire starting in 2042, while the state tax credit carryforward has no expiration date in California.
Current U.S. federal and California state laws include substantial restrictions on the utilization of net operating losses and credits in the event of an “ownership change” of a corporation. Accordingly, the Company’s ability to utilize net operating loss and tax credit carryforwards may be limited as a result of such “ownership change”. Such a limitation could result in the expiration of carryforwards before they are utilized.
As of December 31, 2022, the Company had accumulated undistributed earnings from a foreign subsidiary of US$487 million. No deferred tax liability was recorded in respect of those amounts as these earnings are considered indefinitely reinvested. It is not practicable to estimate the amount of unrecognized deferred tax liabilities for these undistributed foreign earnings.
Unrecognized Tax Benefit
A reconciliation of the beginning and ending balances of the total amounts of unrecognized tax benefits is as follows:

	Year Ended December 31
	2020	2021	2022
	US$	US$	US$
Balance, beginning of year	20,655	19,001	26,317
Increases in tax positions taken in current year	5,029	8,750	13,705
Decrease in tax position taken in prior year primarily related to the resolution of tax audit	(6,683)	(1,434)	(2,917)

Balance, end of year	19,001	26,317	37,105

At December 31, 2022, the Company had US$37,105 thousand of unrecognized tax benefits that if recognized would affect the effective tax rate. For the years ended December 31, 2020, 2021 and 2022, the total amount of interest expense and penalties related to uncertain tax positions recorded in the provision for income tax expense was approximately US$430 thousand, US$1,040 thousand and US$1,037 thousand, respectively. The total amount of accrued interest and penalties recognized as of December 31, 2021 and 2022 was US$6,368 thousand and US$6,777 thousand, respectively. The Company does not expect uncertain tax positions to change in the next twelve months, except in the case of settlements with tax authorities, the likelihood and timing of which are difficult to estimate.

The Company files
inco
me tax returns in the U.S. and foreign jurisdictions. The following table summarizes the Company’s major jurisdictions and tax year that remain subject to examination by tax authorities as of December 31, 2022:

Tax Jurisdiction	Tax Years
China	2019 and onward
Hong Kong	2019 and onward
Taiwan	2017 and onward
United States	2017 onward